LORD ABBETT INVESTMENT TRUST

Lord Abbett Floating Rate Fund

Supplement dated December 29, 2017 to the

Summary Prospectus dated April 1, 2017, as supplemented

This supplement updates certain information contained in Lord Abbett Floating Rate Fund’s (the “Fund”) summary prospectus. Please review this important information carefully.

On December 5, 2017, the Board of Trustees of Lord Abbett Investment Trust approved, effective on or about April 1, 2018, the following changes to the Fund’s principal investment strategies and risks.

The first five paragraphs under the section titled “Principal Investment Strategies” will be replaced in their entirety with the following:

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in floating or adjustable rate instruments, other instruments that effectively enable the Fund to achieve a floating rate of income, and fixed rate bonds whose duration is hedged through the use of U.S. Treasury futures. These investments may include, but are not limited to: senior secured or unsecured floating rate loans or debt; second lien or other subordinated secured or unsecured floating rate loans or debt; fixed-rate loans or debt with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating or adjustable rate interest payments; fixed rate bonds whose duration is hedged through the use of U.S. Treasury futures; exchange-traded funds or notes that provide exposure to floating or adjustable rate loans or obligations; floating-rate structured (or securitized) products, including collateralized loan obligations; and money market investment companies. The senior and second lien or other subordinated loans in which the Fund may invest include, but are not limited to, bridge loans, novations, assignments, participations, and revolving credit facility loans. The Fund may invest in senior and subordinated loans or debt securities of any maturity or credit quality, including, without limitation, in those rated below investment grade by a rating agency or, if unrated, determined by Lord, Abbett & Co. LLC (“Lord Abbett”) to be of comparable quality.

The Fund may invest up to 20% of its net assets in other types of debt securities and short-term instruments, including corporate debt securities and repurchase agreements. For the purposes of this limitation, where the Fund has entered into a derivatives instrument or other transaction intended to effectively convert fixed-rate interest payments on a debt security into floating or adjustable rate interest payments, the value of the Fund’s investment in the fixed-rate debt security underlying the derivative instrument will not be counted towards this 20% limitation.

The Fund may invest in non-U.S. dollar-denominated loans or securities. The Fund may invest up to 25% of its total assets in loans and securities issued by issuers organized in a country outside of the U.S. or economically tied to a country outside of the U.S., including in emerging markets. The Fund will deem an issuer to be economically tied to a non-U.S. country by looking at a number of factors, including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government or its agencies and instrumentalities.

The Fund may invest in derivative instruments. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns; to attempt to hedge elements of its investment risk, on both a security- or portfolio-level basis; to manage portfolio duration; as a substitute for holding the underlying asset on which the derivative instrument is based; to effectively convert the fixed-rate interest payments of a debt security held by the Fund into floating or adjustable rate interest payments; or for cash management purposes.

The bullet titled “Derivatives Risk” under the section titled “Principal Risks” will be replaced in its entirety with the following:

•	Derivatives Risk: Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility, and many types of derivatives are subject to counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free. In addition, the Fund will be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security, portfolio or other risk being hedged. When used as an alternative or substitute for, or in combination with, direct investments, the return provided by the derivative may not provide the same return as direct investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.

The following bullets will be added to the section titled “Principal Risks”:

•	Collateralized Loan Obligations and Other Collateralized Obligations Risk: A collateralized loan obligation (“CLO”) is a type of structured product that issues securities collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, second lien loans, and subordinate corporate loans. The underlying loans may be rated below investment grade by a rating agency. A CLO is not merely a conduit to a portfolio of loans; it is a pooled investment vehicle that may be actively managed by the collateral manager. Therefore, an investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The cash flows from a CLO are divided into two or more classes called “tranches,” each having a different risk - reward structure in terms of the right (or priority) to receive interest payments from the CLO. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO can be generally summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

•	Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response
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to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

Please retain this document for your future reference.

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